UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     June 13, 2000
                                                      ---------------------



                            TRITON ENERGY LIMITED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Cayman  Islands               1-11675                  None
   -----------------------------    ----------------    ------------------------
  (State or other jurisdiction of   (Commission           (IRS  Employer
      incorporation)                 File  Number)         Identification  No.)


          Caledonian  House,  Jennett  Street
                    P.O.Box  1043
                    George  Town
          Grand  Cayman,  Cayman  Islands                         NA
      --------------------------------------                  ---------
     (Address of principal executive offices)                (Zip  Code)



  Registrant's telephone number, including area code       (345) 949-0050
                                                     --------------------------




                                       N/A

          (Former name or former address, if changed since last report)



ITEM  5.    OTHER  EVENTS.

Equatorial  Guinea
------------------

     On June 13, 2000, Triton Energy Limited (the "Company") issued a press release reporting the results of its Ceiba-3 development well offshore Equatorial Guinea. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.

Colombia
--------

     Through May 31, 2000, gross production from the Cusiana and Cupiagua fields in Colombia averaged approximately 354,000 barrels of oil per day. Based on a revised forecast the Company received from the operator in June 2000, the Company does not expect that average production from the fields for the full year will increase significantly from that rate.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  No.                              Description
-----------                               -----------

99.1                                      Press  Release  dated June 13, 2000.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRITON  ENERGY  LIMITED



Date:  June  13,  2000             By:  /s/  A.E.  Turner,  III
                                        -----------------------------------
                                        A. E. Turner, III, Senior Vice President
                                         and Chief Operating  Officer